Subsequent events	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
Subsequent events

18. Subsequent events

On July 13, 2016, Henan Xinyuan Guangsheng Real Estate Co., Ltd. acquired a parcel of land in Zhengzhou, Henan Province for a consideration of RMB357.1 million, equivalent to US$53.9 million.

On August 1, 2016, the Company acquired a parcel of land, located at 135-35 Northern Blvd in Flushing, Queens, New York for US$66.0 million.

On August 15, 2016, Xinyuan (China) Real Estate, Ltd. issued the first tranche of new onshore corporate bonds with an aggregate principal amount of RMB1.5 billion (US$226 million) due on August 15, 2019 at a coupon rate of 7.5% per annum. Interest is payable on August 15 of each year, commencing August 15, 2016.